SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

CARRAMERICA REALTY CORPORATION

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	1-11706 (Commission File Number)	52-1796339 (IRS Employer Identification Number)

1850 K Street, NW, Suite 500 Washington, DC (Address of principal executive offices)	20006 (Zip Code)

Registrant’s telephone number, including area code:

(202) 729-1700

Not applicable

(Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure

Included herein on page A-1 is a copy of the Written Statement of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of the registrant concerning its quarterly report filing on Form 10-Q for the quarter ended March 31, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRAMERICA REALTY CORPORATION

Date:	May 7, 2003	By:	/s/ KURT A. HEISTER
Kurt A. Heister
Controller

Written Statement of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The undersigned, the Chief Executive Officer and the Chief Financial Officer of CarrAmerica Realty Corporation (the “Company”), each hereby certifies that, to his knowledge on the date hereof:

(a)	the Form 10-Q of the Company for the quarter ended March 31, 2003 filed on the date hereof with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas A. Carr
Thomas A. Carr
Chief Executive Officer
May 7, 2003

/s/ Stephen E. Riffee
Stephen E. Riffee
Chief Financial Officer
May 7, 2003

A-1